Exhibit (q)(4)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Growth Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Growth Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

        Signature                            Title                     Date
        ---------                            -----                     ----

/s/ Duncan W. Richardson                   President,
----------------------------       Principal Executive Officer      July 1, 2003
Duncan W. Richardson


/s/ William J. Austin, Jr.       Treasurer and Principal Financial
----------------------------          and Accounting Officer        July 1, 2003
William J. Austin, Jr.


/s/ Jessica M. Bibliowicz
----------------------------                Trustee                 July 1, 2003
Jessica M. Bibliowicz


/s/ James B. Hawkes
----------------------------                Trustee                 July 1, 2003
James B. Hawkes


/s/ Samuel L. Hayes, III
----------------------------                Trustee                 July 1, 2003
Samuel L. Hayes, III


/s/ William H. Park
----------------------------                Trustee                 July 1, 2003
William H. Park


/s/ Ronald A. Pearlman
----------------------------                Trustee                 July 1, 2003
Ronald A. Pearlman


/s/ Norton H. Reamer
----------------------------                Trustee                 July 1, 2003
Norton H. Reamer


/s/ Lynn A. Stout
----------------------------                Trustee                 July 1, 2003
Lynn A. Stout